Exhibit 10(gg)
EXECUTION COPY
FIRST AMENDMENT
Dated as of September 30, 2010
to
SALE AGREEMENT
Dated as of December 8, 2008
     This FIRST AMENDMENT (this “Amendment”), dated as of September 30, 2010, is entered into among GREIF PACKAGING LLC, a Delaware limited liability company (“GP”), each other entity from time to time party to the Sale Agreement (defined below) as an Originator (each, an “Originator” and collectively, the “Originators”) and GREIF RECEIVABLES FUNDING LLC, a Delaware limited liability company (the “SPV”).
RECITALS
     WHEREAS, the parties hereto have entered into that certain Sale Agreement dated as of December 8, 2008 (the “Sale Agreement”);
     WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;
     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and the Sale Agreement, the parties hereto agree as follows:
     SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Sale Agreement.
     SECTION 2. Amendment to Sale Agreement. The Sale Agreement is hereby amended as follows:
     2.1. The definition of “Retained Receivable” in Section 1.1 of the Sale Agreement is hereby amended and restated in its entirety as follows:
     ““Retained Receivable” shall mean: (i) any receivable owed by an obligor which is an Affiliate of any Originator, or (ii) a receivable owed by any of the obligors listed on Schedule IV hereto.”
     2.2. Schedule II of the Sale Agreement is hereby amended to delete the following two Blocked Accounts and their corresponding lockboxes:
“JPM Morgan, Acct # 323414842, LBX # 88911, ABA # 021000021” and
“JPM Morgan, Acct # 323414850, LBX # 88908, ABA # 021000021.”
     SECTION 3. Conditions Precedent. Section 2 hereof shall become effective on the date first written above upon receipt by the Agent of a counterpart (or counterparts) of this Amendment, duly executed by each of the parties hereto, or other evidence satisfactory to the Agent of the execution and delivery of this Amendment by such parties.

     SECTION 4. Miscellaneous.
     4.1. Representations and Warranties. GP hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of GP, enforceable against it in accordance with its terms.
     4.2. References to Sale Agreement. Upon the effectiveness of this Amendment, each reference in the Sale Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Sale Agreement as amended hereby, and each reference to the Sale Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Sale Agreement shall mean and be a reference to the Sale Agreement as amended hereby.
     4.3. Effect on Sale Agreement. Except as specifically amended above, the Sale Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
     4.4. Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     4.5. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     4.6. Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
     4.7. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
[SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GREIF PACKAGING LLC, as an Originator
By:	/s/ John K. Dieker
	Name:	John K. Dieker
	Title:	Vice President and Treasurer

GREIF RECEIVABLES FUNDING LLC, as the SPV
By:	/s/ John K. Dieker
	Name:	John K. Dieker
	Title:	Vice President and Treasurer

Acknowledged and Consented to: GREIF, INC.,
By:	/s/ John K. Dieker
	Name:	John K. Dieker
	Title:	Vice President and Treasurer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]
Signature Page to the First Amendment

Acknowledged and Agreed to: BANK OF AMERICA, N.A., as Agent
By:	/s/ Nina Austin
	Name:	Nine Austin
	Title:	Vice President

Signature Page to the First Amendment